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                             THIRD AVENUE VALUE FUND

                        THIRD AVENUE SMALL-CAP VALUE FUND

                       THIRD AVENUE REAL ESTATE VALUE FUND





                                   PROSPECTUS
                                   ==========

                                FEBRUARY 28, 2000

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

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


TABLE OF CONTENTS
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                 ABOUT THE FUNDS                                              1
                       General
                       Investment Philosophy
                       Who May Want to Invest

                 THIRD AVENUE VALUE FUND                                      2
                       Objective and Approach
                       Past Performance
                       Main Risks
                       Expenses

                 THIRD AVENUE SMALL-CAP VALUE FUND                            4
                       Objective and Approach
                       Past Performance
                       Main Risks
                       Expenses

                 THIRD AVENUE REAL ESTATE VALUE FUND                          6
                       Objective and Approach
                       Past Performance
                       Main Risks
                       Expenses

                 MANAGEMENT OF THE FUNDS                                      8

                 HOW TO PURCHASE SHARES                                       9

                 HOW TO REDEEM SHARES                                        12

                 HOW TO EXCHANGE SHARES                                      14

                 DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS & TAXES               15

                 SHAREHOLDER SERVICES                                        16

                 FINANCIAL HIGHLIGHTS                                        17

ABOUT THE FUNDS
================================================================================

         GENERAL

         INVESTMENT PHILOSOPHY OF THIRD AVENUE FUNDS

         The Funds adhere to a strict value discipline in selecting securities. This means seeking securities whose prices are low in relation to what the Funds' Adviser believes is the true value of the securities. The Funds' Adviser believes this both lowers risk and increases appreciation potential. The Funds identify investment opportunities through intensive research of individual companies and ignore general stock market conditions and other macro factors. For these reasons, the Funds may seek investments in the securities of companies in industries that are temporarily depressed. The Funds follow a strategy of "buy and hold." The Funds will generally sell an investment only when there has been a fundamental change in the business or capital structure of the company which significantly affects the investment's inherent value.

         The Funds are all non-diversified. This generally means that the Funds will have fewer investments than diversified mutual funds of comparable size. Non-diversified funds can be more volatile than diversified funds. When the Funds' Adviser believes that a temporary defensive posture is appropriate, a Fund may hold all or a portion of its assets in short-term U.S. Government obligations, cash or cash equivalents. This does not constitute a change in such Fund's investment objective, but could prevent it from achieving its objective.



         WHO MAY WANT TO INVEST

         Third Avenue Funds may be appropriate for investors seeking long-term capital appreciation.

THIRD AVENUE VALUE FUND
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OBJECTIVE AND APPROACH

Third Avenue Value Fund seeks long-term capital appreciation. The Fund seeks to achieve its objective mainly by acquiring common stocks of well-financed companies (meaning companies without significant debt in comparison to their cash resources) at a substantial discount to what the Adviser believes is their true value. The Fund also seeks to acquire senior securities, such as preferred stocks and debt instruments, that it believes are undervalued. Acquisitions of these senior securities will generally be limited to those providing (1) protection against the issuer taking certain actions which could reduce the value of the security and (2) above-average current yields, yields to events (e.g., acquisitions and recapitalizations), or yields to maturity. The Fund invests in companies regardless of market capitalization. It also invests in both domestic and foreign securities. The mix of the Fund's investments at any time will depend on the industries and types of securities the Adviser believes hold the most value.

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PAST PERFORMANCE

The tables below show the annual returns of Third Avenue Value Fund and compare those returns to relevant broad measures of market performance. This information gives an indication of the risks involved in investing in Third Avenue Value Fund by showing how performance has changed from year to year. All figures assume reinvestment of dividends and distributions. As with all mutual funds, past performance does not indicate future results.

--------------             [Figures below represent bar chart in printed piece]
 FUND CODES
                                  1991                   34.41%
 Ticker                           1992                   21.29%
 TAVFX                            1993                   23.66%
                                  1994                   -1.46%
 CUSIP                            1995                   31.73%
 884116104                        1996                   21.92%
--------------                    1997                   23.87%
                                  1998                    3.92%
                                  1999                   12.82%


During the 9-year period in the bar chart, the highest return for a quarter was 26.98% (quarter ending March 31, 1991) and the lowest return for a quarter was -14.29% (quarter ending September 30, 1998).

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  Average Annual Total Returns             Past             Past         Since
  for the periods ending 12/31/99        One Year         5 Years      Inception
--------------------------------------------------------------------------------
  Third Avenue Value Fund                 12.82%          18.45%         19.26%
  S&P500 Index                            20.89%          28.24%         21.60%
  Russell 2000 Index                      21.11%          17.00%         17.90%
  Russell 2000 Value Index                -1.49%          13.14%         17.89%
--------------------------------------------------------------------------------

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MAIN RISKS

Prices of securities (and stocks in particular) have historically fluctuated. The value of the Fund will similarly fluctuate and you could lose money. The Fund frequently finds value in industries that are temporarily depressed. The prices of securities in these industries may tend to go down more than those of companies in other industries. The Fund also invests in companies with smaller capitalizations, whose securities tend to be more volatile than those of larger companies. In addition to general market risks, foreign securities are subject to risks such as currency fluctuations and controls, adverse political developments and potentially greater illiquidity. Since the Fund is not limited to investing in stocks, the Fund may own significant non-equity instruments in a rising stock market, thereby producing smaller gains than a Fund invested solely in stocks.

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EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Operating Expenses (expenses that are deducted from Fund assets):
   Management Fees                                0.90%
   Other Expenses                                 0.20%
---------------------------------------------------------
   Total Fund Operating Expenses                  1.10%


EXAMPLE

The following example is intended to help you compare the cost of investing in Third Avenue Value Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         Year 1            Year 3            Year 5            Year 10
          $112              $350              $606             $1,340

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THIRD AVENUE SMALL-CAP VALUE FUND
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OBJECTIVE AND APPROACH

Third Avenue Small-Cap Value Fund seeks long-term capital appreciation. The Fund seeks to achieve its objective by acquiring common stocks of well-financed small companies at a substantial discount to what the Adviser believes is their true value. Under normal circumstances, the Fund expects to invest at least 65% of its assets in equity securities of small companies. The Fund considers a "small company" to be one whose market capitalization is no greater than nor less than the range of capitalizations of companies in the Russell 2000 Index at the time of the initial investment. The Fund may continue to hold or buy additional stock in a company that exceeds this range if the stock remains attractive.



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PAST PERFORMANCE

The tables below show the annual returns of Third Avenue Small-Cap Value Fund and compare those returns to a broad measure of market performance. This information gives some indication of the risks involved in investing in Third Avenue Small-Cap Value Fund by showing how performance has changed from year to year. All figures assume dividend reinvestment. As with all mutual funds, past performance does not indicate future results.



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 FUND CODES             [Figures below represent bar chart in printed piece]

 Ticker                           1998                   -2.77
 TASCX                            1999                   11.29

 CUSIP
 884116203
--------------


During the 2-year period shown in the bar chart, the highest return for a quarter was 17.11% (quarter ending June 30, 1999) and the lowest return for a quarter was -18.31% (quarter ending September 30, 1998).

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  Average Annual Total Returns                        Past             Since
  for the periods ending 12/31/99                   One Year         Inception
--------------------------------------------------------------------------------
  Third Avenue Small-Cap Value Fund                  11.29%           8.95%
  Russell 2000 Index                                 21.11%          16.58%
  Russell 2000 Value Index                           -1.49%           7.42%
--------------------------------------------------------------------------------

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================================================================================
MAIN RISKS

Prices of securities have historically fluctuated. The value of the Fund will similarly fluctuate and you could lose money. The Fund invests in smaller companies, whose securities tend to be more volatile than those of larger companies. The markets for these securities are also less liquid than those for larger companies. This can adversely affect the prices at which the Fund can purchase and sell these securities, and thus the value of the Fund's shares. The Fund frequently finds value in industries that are temporarily depressed. The prices of securities in these industries may tend to go down more than those of companies in other industries.




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EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Operating Expenses (expenses that are deducted from Fund assets):
   Management Fees                                0.90%
   Other Expenses                                 0.38%
------------------------------------------------------------
   Total Fund Operating Expenses                  1.28%


EXAMPLE

The following example is intended to help you compare the cost of investing in Third Avenue Small-Cap Value Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         Year 1               Year 3              Year 5             Year 10
          $130                 $406                $702              $1,545

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THIRD AVENUE REALESTATEVALUE FUND
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OBJECTIVE AND APPROACH

Third Avenue Real Estate Value Fund seeks long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 65% of its total assets in equity and debt securities of well-financed companies in the real estate industry or related industries or in companies which own significant real estate assets at the time of investment. The Fund seeks to acquire these securities at a substantial discount to the Adviser's estimate of the issuing company's takeover value or liquidation value.

   o A company is considered to be in the real estate industry if at least 50% of its gross revenues or net profits at the time of investment come from (a) construction, ownership, management, operation, financing, refinancing, sales, leasing, development or rehabilitation of real estate; or (b) extraction of timber or minerals from real estate.

   o A company is considered to be in a related industry if at least 50% of its gross revenues or net profits at the time of investment are derived from providing goods (e.g., building materials and/or supplies) or services (e.g., consulting, legal or insurance) to real estate companies.

   o A company is considered to own significant real estate assets if at least 50% of the fair market value of its assets at the time of investment is attributable to one or more of the following: (a) real estate owned or leased by the company as lessor or as lessee; (b) timber or minerals on such real estate; or (c) the discounted value of the stream of fees or revenues to be derived from the management or operation of real estate or the rights to extract timber or minerals from real estate.

Examples of companies that might qualify under one of these categories include:

   o Real estate development companies (including commercial/industrial developers and homebuilders);

   o Real estate investment trusts (REITs) and master limited partnerships;

   o Hotel and hotel management companies; o Real estate brokerage companies and/or management companies;

   o Financial institutions that make or service mortgage loans;

   o Title insurance companies;

   o Lumber, paper, forest product, timber, mining and oil companies;

   o Companies with significant real estate holdings such as supermarkets, restaurant chains and retail chains; and

   o Manufacturers or distributors of construction materials and/or building supplies.


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PAST PERFORMANCE

The tables below show the annual return of Third Avenue Real Estate Value Fund for its only full calendar year of performance. This information gives some indication of the risks involved in investing in the Fund by comparing the return to a broad measure of market performance. You should be aware that the performance of Third Avenue Real Estate Value Fund will fluctuate from year to year and may or may not perform as well as a comparable broad market index. All figures assume dividend reinvestment. As with all mutual funds, past performance does not indicate future results.

---------------
 FUND CODES               [Figures below represent bar chart in printed piece]

 Ticker                             1999                   5.17
 TAREX

 CUSIP
 884116401
---------------

During the 1-year period shown in the bar chart, the highest return for a quarter was 10.71% (quarter ending June 30, 1999) and the lowest return for a quarter was -6.73% (quarter ending September 30, 1999).

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  Average Annual Total Returns                       Past             Since
  for the periods ending 12/31/99                  One Year         Inception
--------------------------------------------------------------------------------
  Third Avenue Real Estate Value Fund                 5.17%           9.98%
  Bloomberg REITSmall Cap Index                      -4.35%          -0.63%
  Bloomberg Real Estate Operating Co. Index          -3.63%           4.62%
  Wilshire Real Estate Securities Index              -3.17%           2.13%
--------------------------------------------------------------------------------

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MAIN RISKS

Prices of stocks have historically fluctuated. The value of the Fund will similarly fluctuate and you could lose money. In addition to general market conditions, the value of the Fund will be affected by the strength of the real estate market. Factors that could affect the value of real estate include the following:

   o overbuilding and increased competition;

   o increases in property taxes and operating expenses;

   o changes in zoning laws;

   o casualty or condemnation losses;

   o variations in rental income;

   o changes in neighborhood values; and

   o the appeal of properties to tenants and increases in interest rates.

Prices of commodities such as timber have historically been very volatile. Reductions in commodity prices will likely cause the prices of companies in those industries to drop.


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EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

   Redemption Fee (as a percentage of amount redeemed)         1.00%*
   Exchange Fee                                                1.00%*
Annual Operating Expenses (expenses that are deducted from Fund assets):
   Management Fees                                             0.90%
   Other Expenses                                              4.48%**
----------------------------------------------------------------------
   Total Fund Operating Expenses                               5.38%**

* This fee is charged only on redemptions or exchanges of shares held less than one year.

** These expenses do not reflect reimbursements by the Adviser. The Adviser reimbursed the Fund for all expenses incurred by the Fund in excess of 1.87% of Fund assets and has agreed, effective October 15, 1999 to reimburse the Fund for all expenses incurred by the Fund in excess of 1.5% of Fund assets. The Fund will repay the Adviser the amount of its reimbursement for up to three years following the reimbursement to the extent Fund expenses drop below 1.5%. The Adviser expects to continue to reimburse the Fund for these expenses for the forseeable future. Either the Fund or the Adviser can terminate this arrangement at any time. Other expenses are based on estimated amounts for the current fiscal year.

EXAMPLE

The following example is intended to help you compare the cost of investing in Third Avenue Real Estate Value Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         Year 1               Year 3               Year 5              Year 10
         $637                 $1,605               $2,665              $5,279
You would pay the following expenses if you did not redeem your shares:
         Year 1               Year 3               Year 5              Year 10
         $537                 $1,605               $2,665              $5,279

MANAGEMENT OF THE FUNDS
================================================================================

THE INVESTMENT ADVISER

EQSF Advisers, Inc. (the "Adviser"), 767 Third Avenue, New York, NY 10017-2023, is the investment adviser for each of the Funds. The Adviser manages each Fund's investments, provides various administrative services and supervises the Funds' daily business affairs, subject to the authority of Third Avenue Trust's (the "Trust") Board of Trustees. The Adviser has been an investment adviser for mutual funds since its organization in 1986 and is controlled by Martin J. Whitman.

MARTIN J. WHITMAN

Mr. Whitman, the Chairman and Chief Executive Officer of the Trust and its Adviser, is the portfolio manager of Third Avenue Value Fund and the co-manager of Third Avenue Small-Cap Value Fund and Third Avenue Real Estate Value Fund since each Fund's inception. During the past five years, he has also served in various executive capacities with M.J. Whitman, Inc., the Fund's distributor and regular broker-dealer, and several affiliated companies engaged in various investment and financial businesses; he has served as a Distinguished Management Fellow at the Yale School of Management; and has been a director of various public and private companies, currently including Danielson Holding Corporation, an insurance holding company, Nabors Industries, Inc., an international oil drilling contractor, and Tejon Ranch Company, an agricultural and land management company.

CURTIS JENSEN

Curtis Jensen has served as co-manager of Third Avenue Small-Cap Value Fund since its inception. He has been employed by the Adviser since 1995 and also serves as senior research analyst for Third Avenue Value Fund. Prior to joining the Adviser, Mr. Jensen was a graduate business student at the Yale School of Management from 1993 to 1995 where he studied under Mr. Whitman. Prior to that, Mr. Jensen was a director of and managed the operations of a specialty food manufacturer, and was an investment banker with Manufacturers Trust Company and Enright & Co.

MICHAEL WINER

Michael Winer has served as the co-manager of Third Avenue Real Estate Value Fund since its inception. Since 1994, Mr. Winer has been a Managing Director of M.J. Whitman Senior Debt Corp. and a senior real estate analyst for M.J. Whitman, Inc. From 1991 to 1994, Mr. Winer held senior-level positions with two financial institutions where he directed the workout, collection and liquidation of distressed real estate loan and asset portfolios. From 1986 to 1991, Mr. Winer was the chief financial officer, director and co-owner of a southern California real estate development firm specializing in the development, construction and management of commercial properties. From 1980 to 1986, Mr. Winer served as controller and financial officer for two large Southern California real estate development firms. From 1978 to 1980, Mr. Winer was a CPA and senior auditor with Touche Ross & Co.

ADVISORY FEES

Each of the Funds paid the Adviser a fee equal to .90% of its average daily net assets for the fiscal year ended October 31, 1999.

HOW TO PURCHASE SHARES
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PRICE OF SHARES

The price you will pay for a share of a Fund is the Fund's net asset value per share. Net asset value per share is calculated as of the close of regular trading on the New York Stock Exchange, normally 4:00 p.m., Eastern time. Net asset value of each Fund is determined by dividing the value of all portfolio securities, cash, and other assets, including accrued interest and dividends, owned by the Fund, less all liabilities, including accrued expenses of the Fund, by the total number of outstanding shares of the Fund. Your order will be priced at the next net asset value calculated following receipt of your order. A Fund's investments are generally valued at market value. Certain short-term securities are valued based on amortized cost. Illiquid securities and other securities and assets for which market quotations are not readily available are valued at "fair value", as determined in good faith by or under the direction of the Board of Trustees of the Fund holding such securities. Foreign securities held by a Fund generally trade on foreign markets which may be open on days when the New York Stock Exchange is closed. This means that the Fund's net asset value can change on a day that you cannot purchase or redeem your shares.

BUSINESS HOURS

The Funds are open for business each day the New York Stock Exchange is open. The New York Stock Exchange and the Funds will be closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

PURCHASING SHARES

Shares of a Fund can be purchased either directly from the Fund or through your broker-dealer or investment adviser.

To purchase shares directly from a Fund, you need to complete and sign an account application and send it, together with your payment for the shares, to the Funds' transfer agent:

         PFPC, Inc.
         211 South Gulph Rd.
         P.O. Box 61503
         King of Prussia, PA 19406

To purchase shares from a broker-dealer, it must be a member in good standing with the NASD and have entered into a selling agreement with the Funds' distributor, M.J. Whitman, Inc. Investment advisers must be registered under federal securities laws. You may or may not need to complete and sign an account application when purchasing through a broker-dealer or investment adviser, depending on its arrangements with the Funds. The Funds reserve the right to reject any purchase order.

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MINIMUM INVESTMENTS

The minimum initial investment for each Fund is $1,000 for a regular account and $500 for an Individual Retirement Accout (IRA). Additional investments must be at least $1,000 for a regular account and $200 for an IRA, unless you use the Funds' Automatic Investment Plan. Under this plan, a predetermined amount, selected by you, will be deducted from your checking account.

Subsequent investments under this Plan are subject to a monthly minimum of $200. The Automatic Investment Plan option may be elected on the application. Transactions in Fund shares made through your broker-dealer or investment adviser may be subject to charges imposed by the broker-dealer or investment adviser, who may also impose higher initial or additional amounts for investment than those established by the Funds. At the sole discretion of the Adviser, the initial and any additional investment minimums may be waived in new accounts opened by existing shareholders for additional family members and by officers, trustees or employees of the Funds, M.J. Whitman, Inc., the Adviser or any affiliate of the Adviser (including their spouses and children under age 21).


PAYING FOR SHARES

When purchasing shares directly from a Fund, you may pay by check or money order payable to "Third Avenue Funds." The Funds will only accept checks drawn in U.S. currency on a domestic bank. The Funds will not accept a check endorsed over by a third-party. You will be charged (minimum of $20) for any check used for the purchase of Fund shares that is returned unpaid. If you purchase Fund shares by check or money order, you may not receive redemption proceeds until there is a reasonable belief that the check has cleared, which may take up to fifteen calendar days after the purchase date.

If you purchase shares through a broker-dealer or investment adviser, the broker-dealer or investment adviser is responsible for forwarding payment or arranging for payment promptly. The Funds reserve the right to cancel any purchase order for which payment has not been received by the third business day following receipt of the purchase order. Telephone purchase orders will only be accepted from financial institutions which have been approved previously by the Funds or the Adviser.

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PAYING FOR SHARES BY MAIL
INITIAL PAYMENTS

Initial  payments,  together with your account  application,  should be sent to:
Third Avenue Funds

     c/o PFPC, Inc.
     211 South Gulph Rd.
     P.O. Box 61503
     King of Prussia, PA 19406

ADDITIONAL PAYMENTS

Additional payments, together with the payment stub from your account statement, should be sent to:

Third Avenue Funds
c/o PFPC, Inc.
P.O. Box 412797
Kansas City, MO 64141-2797

PAYING FOR SHARES BY WIRE

Prior to sending wire instructions, notify PFPC, Inc. at (800) 443-1021, Option 2 to insure proper credit to your account.

Direct your bank to wire funds as follows:

     Boston Safe Deposit &Trust
     ABA #: 011001234
     Acct#: 003514

For further credit to: Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, or Third Avenue Real Estate Value Fund (Shareholder's name, exact account title and account number).

Heavy wire traffic over the Federal Reserve System may delay the arrival of purchase orders made by wire.

--------------------------------------------------------------------------------

INDIVIDUAL RETIREMENT ACCOUNTS

The Funds' IRA application and additional forms required may be obtained by contacting PFPC, Inc. at (800) 443-1021, Option 1. The account will be maintained by the custodian, Semper Trust Company, which currently charges an annual maintenance fee of $12. Fees are subject to change by Semper Trust Company.

OTHER RETIREMENT PLANS

If you are self-employed, you may purchase shares of the Funds through tax-deductible contributions to retirement plans for self-employed persons, known as Keogh plans. However, the Funds do not currently act as a sponsor or administrator for such plans. Fund shares may also be purchased for other types of qualified pension or profit sharing plans which are employer-sponsored, including deferred compensation or salary reduction plans known as 401(k) Plans, which give participants the right to defer portions of their compensation for investment on a tax-deferred basis until distributions are made.

HOW TO REDEEM SHARES
================================================================================

GENERAL

You may redeem your shares on any day during which the New York Stock Exchange is open, either directly from the Fund or through your broker-dealer or investment adviser. Fund shares will be redeemed at the net asset value next calculated after your order is received in proper form by the Fund's transfer agent. Redemption requests that contain a restriction as to the time, date or share price at which the redemption is to be effective will not be honored. You can redeem less than all of your shares, but if you retain shares with a value of less than $500 ($200 for IRAs) your account will be closed.

BY MAIL

Send a written request, together with any share certificates that have been issued, to:

     PFPC, Inc.
     211 South Gulph Road
     P.O. Box 61503
     King of Prussia, PA 19406

Written redemption requests, stock powers and any share certificates issued must be submitted and signed exactly as the account is registered. Such requests generally require a signature guarantee and additional documents. See "Signature Guarantees/Other Documents."

TELEPHONE REDEMPTION SERVICE

You may redeem shares by telephone by electing this service on the application. You may thereafter redeem shares on any business day by calling PFPC, Inc. at
(800) 443-1021, Option 2, prior to 4:00 PM Eastern time.

The Funds and PFPC, Inc. will not be liable for following telephone instructions reasonably believed to be genuine. In this regard, PFPC, Inc. will require personal identification information before accepting a telephone redemption order.

Please contact your broker-dealer or investment adviser for information on how to redeem your shares through them.

FEES

You will not be charged for redeeming your shares directly from the Funds, except as described below under "Early Redemption Fee." The transfer agent currently charges a wire fee of $9 for payment of redemption proceeds by federal funds. The transfer agent will automatically deduct the wire fee from the redemption proceeds. Broker-dealers handling redemption transactions generally will charge a service fee.

REDEMPTION BY THE FUNDS

The Funds have the right to redeem your shares at current net asset value at any time and without prior notice if and to the extent that such redemption is necessary to reimburse the Funds for any loss sustained by reason of your failure to make full payment for shares of the Funds you previously purchased or subscribed for. The Funds may also redeem your shares in any account (other than those in an IRA account), upon 30 days prior written notice, if they have an aggregate net asset value, not attributed to market fluctuations, of less than $500.

PAYMENT OF REDEMPTION PROCEEDS

A Fund will usually make payment for redemptions of Fund shares within one business day, but not later than seven calendar days after receipt of a redemption request. You should note that payment for redemption of recently purchased Fund shares that have been paid for by check may be delayed until the Fund has a reasonable belief that the check has cleared, which may take up to fifteen calendar days after the purchase date.

WIRED PROCEEDS

If you request payment of redemption proceeds by wire transfer, payment will be transmitted only on days that commercial banks are open for business and only to the bank and account previously authorized by you on your application or separate signature guaranteed letter of instruction. Neither the Funds nor the transfer agent will be responsible for any delays in wired redemption proceeds due to heavy wire traffic over the Federal Reserve System.

================================================================================
SIGNATURE GUARANTEES/OTHER DOCUMENTS

Signatures must be guaranteed by an "eligible guarantor institution", which includes certain banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations on any:

         1. request for redemption, payable to the registered shareholder involving $5,000 or more,

         2. redemption proceeds payable to and/or mailed to other than the registered shareholder, or

         3.  requests to transfer shares.

A notary public is not an acceptable guarantor.

Additional documents may be required when shares are registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate or other organization.

Additional tax documents may also be required in the case of redemptions from IRA accounts. For further information, call PFPC, Inc. toll free at (800) 443-1021, Option 2.

CHANGING INFORMATION

If you did not previously elect the Telephone Redemption Service on your application, or wish to change any information previously provided to the Funds, including the address of record or the bank to which redemption proceeds are to be wired, you must submit a signature guaranteed letter of instruction.

SYSTEMATIC WITHDRAWAL PLAN

If you own or are purchasing shares of the Funds having a current value of at least $10,000, you may participate in a Systematic Withdrawal Plan. This Plan provides for automatic redemption of at least $100 monthly, quarterly, semi-annually, or annually. You may establish a Systematic Withdrawal Plan by sending a letter to PFPC, Inc. Notice of all changes concerning the Systematic Withdrawal Plan must be received by PFPC, Inc. at least two weeks prior to the next scheduled payment. Further information regarding the Systematic Withdrawal Plan and its requirements can be obtained by contacting PFPC, Inc. at (800) 443-1021, Option 2.

EARLY REDEMPTION FEE

If you redeem or exchange shares of Third Avenue Real Estate Value Fund which you have held less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. This fee is intended to encourage long-term investment in this Fund, to avoid transaction and other expenses caused by early redemptions, and to facilitate portfolio management. The fee is not a deferred sales charge, is not a commission paid to the Adviser, and does not benefit the Adviser in any way. The Fund reserves the right to modify the terms of or terminate this fee at any time. The fee applies to redemptions from the Fund and exchanges to other Third Avenue Funds, but not to dividend or capital gains distributions which have been automatically reinvested in the Fund. The fee is applied to the shares being redeemed or exchanged in the order in which they were purchased. For these purposes and without regard to the shares actually redeemed, shares will be treated as redeemed as follows: first, reinvestment shares; second, purchased shares held one year or more; and third, purchased shares held for less than one year. No fee will be payable by shareholders who are omnibus or similar account customers of certain Fund-approved broker-dealers and other institutions.

HOW TO EXCHANGE SHARES
================================================================================

INTER-FUND EXCHANGE PRIVILEGE

You may exchange shares of one Fund of the Trust for shares of another Fund, in writing or by telephone, at net asset value without the payment of any fee or charge, except that a fee will be applicable upon the exchange of shares of Third Avenue Real Estate Value Fund that you held for less than one year. See "How to Redeem Shares - Early Redemption Fee" for details. An exchange is considered a sale of shares and may result in capital gain or loss for federal and state income tax purposes. If you want to use this exchange privilege, you should elect the service on your account application.

If the transfer agent receives exchange instructions in writing or by telephone at (800) 443-1021, in good order by the valuation time on any business day, the exchange will be effected that day. For an exchange request to be in good order, it must include your name as it appears on the account, the account number, the amount to be exchanged, the names of the Funds from which and to which the exchange is to be made and a signature guarantee as may be required.

MONEY MARKET EXCHANGE PRIVILEGE

Until March 31, 2000 you may redeem any or all shares of the Funds and automatically invest the proceeds through the Third Avenue Money Market Fund account, in the Cash Account Trust Money Market Portfolio, an unaffiliated, separately managed, money market mutual fund. The exchange privilege with the money market portfolio does not constitute an offering or recommendation of the shares of the money market portfolio by the Funds or the Distributor. The Adviser is compensated for administrative services it performs with respect to the money market portfolio.

You should not order shares of the Money Market Fund without first receiving the current prospectus for the Money Market Fund. By giving exchange instructions, you will be deemed to have represented that you have received the current prospectus for the Money Market Fund. Exchanges of Fund shares are subject to the other requirements of the Money Market Fund into which the exchange is made. Effective April 1, 2000, the Money Market Fund will be closed and all shares in the Money Market Fund will, at your election, be exchanged for shares of another Fund or redeemed for cash.

The Funds reserve the right to reject any exchange request or otherwise modify, restrict or terminate the exchange privilege at any time upon at least 60 days prior written notice.

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS & TAXES
================================================================================

The Funds expect to pay dividends from their net investment income and to distribute any realized net capital gains. Each Fund will make these distributions annually.

Distributions from net investment income and short-term capital gains are taxable as ordinary income. A portion of these distributions may qualify for the corporate dividends-received deduction available to corporate shareholders. Distributions of net long-term capital gain are taxable to shareholders as a long-term capital gain. Short-term gains apply to assets held for up to one year and long-term gains apply to assets held for more than one year. Those gains are currently taxed at different rates.

The Funds will notify you of the tax status of dividends and capital gain distributions after the end of each calendar year. The tax status of distributions will be the same no matter how long you have held your shares.

Shareholders receiving distributions in the form of additional shares will be treated for federal income tax purposes in the same manner as if they had received cash distributions equal in value to the shares received, and will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the applicable Fund on the date of distribution.

You will generally recognize taxable gain or loss on a redemption of shares in an amount equal to the difference between the redemption proceeds and your basis in the shares redeemed. This gain or loss will generally be capital and will be long-term capital gain or loss if the shares were held for longer than one year. A loss recognized on the disposition of shares of a Fund will be disallowed if identical (or substantially identical) shares are acquired in a 61-day period beginning 30 days before and ending 30 days after the date of disposition. You should be aware that an exchange is treated for federal income tax purposes as a sale and a purchase of shares, which may result in realization of a gain or loss and be subject to federal income tax.

You should consult your tax advisers as to the federal, state and local tax consequences to you of ownership of shares of the Funds.

DISTRIBUTION OPTIONS

You should specify on your account application how you wish to receive distributions. If no election is made on the account application, all distributions will automatically be reinvested. Each Fund offers four options:

     (1) all income dividends and capital gain distributions paid in cash;

     (2) income dividends paid in cash with capital gain distributions reinvested;

     (3) income dividends reinvested with capital gain distributions paid in cash; or

     (4) both distributions automatically reinvested in additional shares of that Fund.

Any distribution payments returned by the post office as undeliverable will be reinvested in additional shares of the applicable Fund at the net asset value next determined.

WITHHOLDING

The Funds may be required to withhold Federal income tax at the rate of 31% (backup withholding) from dividend, capital gain and redemption payments to shareholders (a) who fail to furnish the Funds with and to certify the payee's correct taxpayer identification number or social security number, (b) when the Internal Revenue Service notifies the Funds that the payee has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect or (c) when the payee fails to certify that he is not subject to backup withholding. Investors should be sure to provide this information when they complete the application. Certain foreign accounts may be subject to U.S. withholding tax on ordinary distributions. Investors should be sure to provide their place of residence as well as citizenship status when completing the application.

SHAREHOLDER SERVICES
================================================================================

Each Fund provides you with helpful services and information about your account.

     o A statement after every transaction.

     o An annual account statement reflecting all transactions for the year.

     o Tax information mailed by January 31 of each year, a copy of which will also be filed with the Internal Revenue Service.

     o The financial statements of the Fund with a summary of portfolio composition and performance, mailed at least twice a year.

     o The Funds intend to continue to mail to shareholders quarterly reports containing the Portfolio Managers' letters and a summary of portfolio changes, composition and performance.

     o 24 hour automatic voice response service.

     o On-line account access though the Funds' web site:
www.thirdavenuefunds.com.

The Funds pay for shareholder services but not for special services such as requests for historical transcripts of accounts. The Funds' transfer agent, PFPC, Inc., currently charges $10 per year for duplication of historical account activity records, with a maximum fee of $100.

TELEPHONE INFORMATION

YOUR ACCOUNT

Questions about your account, purchases, redemptions and distributions can be answered by PFPC, Inc. Monday through Friday, 9:00 AM to 7:00 PM (Eastern time). Call toll free (800) 443-1021, Option 2 or (610) 239-4600.

THE FUNDS

Questions about the Funds and literature requests can be answered by the Funds' telephone representatives Monday through Friday 9:00 AM to 5:00 PM (Eastern ime). Call toll free (800) 443-1021, option 1 or (212) 888-5222.

TO REDEEM SHARES

To redeem shares by telephone, call PFPC, Inc. prior to 4:00 PM on the day you wish to redeem, toll free (800) 443-1021, Option 2, or (610) 239-4600.

TRANSFER OF OWNERSHIP

You may transfer Fund shares or change the name or form in which the shares are registered by writing to PFPC, Inc. The letter of instruction must clearly identify the account number, name(s) and number of shares to be transferred, and provide a certified tax identification number by way of a completed new account application or W-9 form, and include the signature(s) of all registered owners, and any share certificates issued. The signature(s) on the transfer instructions or any stock power must be guaranteed as described under "Signature Guarantees/Other Documents."

FINANCIAL HIGHLIGHTS
================================================================================

The following Financial Highlights tables are intended to help you understand each Fund's financial performance, for the last five fiscal years for Third Avenue Value Fund, and from each of the other Fund's commencement of operations to October 31, 1998, the end of each Funds' most recent fiscal year. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The Financial Highlights for the fiscal years included herein have been audited by PricewaterhouseCoopers LLP, independent accountants, whose unqualified report on the October 31, 1998 financial statements appears in the Funds' Annual Report to Shareholders. This information should be read in conjunction with the financial statements and accompanying notes appearing in the 1998 Annual Report to Shareholders, which is available upon request.

THIRD AVENUE VALUE FUND: SELECTED DATA AND RATIOS

                                                                 Years Ended October 31,
                                          1999           1998             1997              1996              1995
Net Asset Value,
  Beginning Of Period                    $30.16         $31.94            $24.26           $21.53            $18.01
                                         ------         ------            ------           ------            ------
Income From Investment Operations:
  Net investment income                     .47            .48               .48              .53               .38
  Net gain (loss) on securities
    (both realized and unrealized)         4.59          (1.69)             7.92             2.76              3.53
                                         ------         ------            ------           ------            ------
  Total from Investment Operations         5.06          (1.21)             8.40             3.29              3.91
                                         ------         ------            ------           ------            ------
  Less Distributions:
  Dividends (from net investment income)   (.40)          (.41)             (.57)            (.41)             (.25)
  Distributions (from capital gains)        ---           (.16)             (.15)            (.15)             (.14)
                                         ------         ------            ------           ------            ------
  Total Distributions                      (.40)          (.57)             (.72)            (.56)             (.39)
                                         ------         ------            ------           ------            ------
Net Asset Value, End Of Period           $34.82         $30.16            $31.94           $24.26            $21.53
                                         ======         ======            ======           ======            ======
Total Return                              16.89%        (3.86%)           35.31%           15.55%            22.31%
Ratios/Supplemental Data:
Net Assets, End of Period
  (in thousands)                     $1,340,272     $1,540,711        $1,646,240         $566,847          $312,722
Ratio of Expenses to Average
  Net Assets                               1.10%          1.08%             1.13%            1.21%             1.25%
Ratio of Net Income to Average
  Net Assets                               1.27%          1.44%             2.10%            2.67%             2.24%
Portfolio Turnover Rate                       5%            24%               10%              14%               15%

FINANCIAL HIGHLIGHTS
================================================================================

THIRD AVENUE SMALL-CAP VALUE FUND: SELECTED DATA AND RATIOS


                                                       Year Ended                       Period from
                                                      October 31,                      April 1, 1997*
                                                 1999               1998             to October 31,1997
Net Asset Value, Beginning Of Period             $10.66            $12.37                  $10.00
                                                 ------            ------                  ------
Income From Investment Operations:
  Net investment income                             .09               .08                     .05
  Net gain (loss) on securities
          (both realized and unrealized)            .67             (1.73)                   2.32
                                                 ------            ------                  ------
  Total from Investment Operations                  .76             (1.65)                   2.37
                                                 ------            ------                  ------
Less Distributions:
  Dividends from net investment income             (.09)             (.06)                   ----
                                                 ------            ------                  ------
Net Asset Value, End Of Period                   $11.33            $10.66                  $12.37
                                                 ======            ======                  ======
Total Return                                       7.12%           (13.36)%                 23.70%(1)
Ratios/Supplemental Data:
  Net Assets, End of Period (in thousands)     $121,895          $139,557                $107,256
  Ratio of Expenses to Average Net Assets          1.28%             1.28%                   1.65%(2)
  Ratio of Net Income to Average Net Assets        0.72%             0.72%                   1.44%(2)
  Portfolio Turnover Rate                            10%                6%                      7%(1)

 *       Commencement of investment operations

(1)      Not Annualized

(2)      Annualized

FINANCIAL HIGHLIGHTS
================================================================================

THIRD AVENUE REAL ESTATE VALUE FUND: SELECTED DATA AND RATIOS


                                                                                        Period from
                                                      Year Ended                     September 17, 1998*
                                                   October 31, 1998                  to October 31,1998
Net Asset Value, Beginning Of Period                   $ 10.28                            $ 10.00
                                                       -------                            -------
Income From Investment Operations:
  Net investment income                                    .20                                .02
  Net gain on securities
    (both realized and unrealized)                         .71                                .26
                                                       -------                            -------
  Total from Investment Operations                         .91                                .28
                                                       -------                            -------
Less Distributions:
  Dividends from net investment income                   (.10)                                 --
                                                       -------                            -------
Net Asset Value, End Of Period                         $ 11.09                            $ 10.28
                                                       =======                            =======
Total Return                                              8.86%                              2.80%(1)
Ratios/Supplemental Data:
  Net Assets, End of Period (in thousands)              $8,312                               $713
  Ratio of Expenses to Average Net Assets
    Before expense reimbursement                          5.38%                             81.89%(2)
    After expense reimbursement                           1.87%                              1.90%(2)
  Ratio of Net Income to Average Net Assets

    Before expense reimbursement                         (0.31%)                           (77.33%)(2)
    After expense reimbursement                           3.20%                              2.66%(2)
  Portfolio Turnover Rate                                    5%                                 0%(1)

 *   Commencement of investment operations

(1)  Not Annualized

(2) Annualized (Note that annualized expense and income (loss) before expense reimbursement are not necessarily indicative of expected expenses due to the annualization of certain fund expenses.)

                                BOARD OF TRUSTEES
                                 Phyllis W. Beck
                                 Lucinda Franks
                                Gerald Hellerman
                                  Marvin Moser
                                Donald Rappaport
                               Myron M. Sheinfeld
                                  Martin Shubik
                                Charles C. Walden
                                 Barbara Whitman
                                Martin J. Whitman

                                    OFFICERS
                                Martin J. Whitman
                        Chairman, Chief Executive Officer
                                 David M. Barse
                       President, Chief Operating Officer
                                 Michael Carney
                       Chief Financial Officer, Treasurer
                        Kerri Weltz, Assistant Treasurer
                 Ian M. Kirschner, General Counsel and Secretary

                               INVESTMENT ADVISER
                               EQSF Advisers, Inc.
                                767 Third Avenue
                             New York, NY 10017-2023

                                   DISTRIBUTOR
                               M.J. Whitman, Inc.
                                767 Third Avenue
                             New York, NY 10017-2023

                                 TRANSFER AGENT
                                   PFPC, Inc.
                              211 South Gulph Road
                                 P.O. Box 61503
                            King of Prussia, PA 19406
                                 (610) 239-4600
                           (800) 443-1021 (toll-free)

                                    CUSTODIAN
                             Custodial Trust Company
                               101 Carnegie Center
                            Princeton, NJ 08540-6231


                                     [LOGO]


                               THIRD AVENUE FUNDS
                                767 THIRD AVENUE
                             NEW YORK, NY 10017-2023
                              PHONE (212) 888-5222
                            TOLL FREE (800) 443-1021
                            WWW.THIRDAVENUEFUNDS.COM

More information about the Funds is available in the Funds' reports to shareholders and Statement of Additional Information (SAI). The Funds' Annual Report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performances during the last fiscal year. The SAI is on file with the SEC and is incorporated by reference (is legally considered part of this Prospectus).

You can obtain the SAI and the Funds' reports to shareholders without charge and otherwise make inquiries to the Funds by writing or calling the Funds at 767 Third Avenue, New York, NY 10017-2023, (800) 443-1021 or (212) 888-5222.

Information about the Funds, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. (phone 202-942-8090 for information). Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. Reports and other information about the Funds are available on the SEC's Internet Web site (http://www.sec.gov).

SEC file number 811-8039